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                     SECURITIES  AND  EXCHANGE  COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) - December 11, 1997



                           MELLON  BANK  CORPORATION
               (Exact name of registrant as specified in charter)



        Pennsylvania                1-7410                 25-1233834
(State or other jurisdiction     (Commission            (I.R.S. Employer
       of incorporation)         File Number)           Identification No.)



                           One Mellon Bank Center
                               500 Grant Street
                          Pittsburgh, Pennsylvania             15258
                  (Address of principal executive offices)   (Zip code)



      Registrant's telephone number, including area code - (412) 234-5000
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ITEM 5.  OTHER EVENTS

On December 11, 1997, Mellon Bank Corporation ("Mellon") and Founders Asset Management, Inc. announced a definitive agreement under which Mellon will acquire Founders.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit  Description
Number

99.1 Mellon Bank Corporation Press Release, dated December 11, 1997 regarding above matter.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              MELLON BANK CORPORATION


Date:  December 12, 1997      By:  /s/  STEVEN G. ELLIOTT
                                   Steven G. Elliott
                                   Vice Chairman, Chief Financial Officer
                                   and Treasurer
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                                 EXHIBIT INDEX


Number                        Description                 Method of Filing

99.1                          Press Release dated         Filed herewith
                              December 11, 1997